UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 21, 2010

Commerce Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Missouri	0-2989	43-0889454

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Walnut,
Kansas City, MO	64106

(Address of principal executive offices)	(Zip Code)
(816) 234-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     Mr. Robert H. West retired from the Board of Directors effective April 21, 2010, the date of the annual meeting of shareholders, due to the Company’s mandatory retirement age. Mr. Thomas A. McDonnell resigned from the Board of Directors on the same date. Mr. McDonnell was elected in 2007 with the understanding that due to the number of other public companies for which Mr. McDonnell serves as a director, that a new nominee would stand for election at the conclusion of Mr. McDonnell’s 2007 term.
Item 5.07 Submission of Matters to a Vote of Security Holders
     The annual meeting of shareholders of the Company was held on April 21, 2010. As of the record date, there were a total of 83,296,427 shares of common stock outstanding and entitled to vote at the annual meeting. At the annual meeting, 74,708,074 shares of common stock were represented in person or by proxy, therefore a quorum was present. The following proposals were submitted by the Board of Directors to a vote of security holders:
(1)	Election of four directors to the 2013 Class for a term of three years. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, and there was no solicitation in opposition to management’s nominees, as listed in the proxy statement. The four nominees for the four directorships received the following votes:

Name of Director	Votes For	Votes Withheld	Broker Non-Votes

Benjamin F. Rassieur, III	63,014,644	1,554,036	10,139,394
Andrew C. Taylor	63,118,268	1,450,412	10,139,394
Earl H. Devanny, III	63,474,770	1,093,910	10,139,394
Todd R. Schnuck	63,455,719	1,112,961	10,139,394
Based on the votes set forth above, the foregoing persons were duly elected to serve as directors for a term expiring at the annual meeting of shareholders in 2013 and until their respective successors have been duly elected and qualified.
Other directors whose term of office as director continued after the meeting were: John R. Capps, W. Thomas Grant II, James B. Hebenstreit, David W. Kemper, Jonathan M. Kemper, Terry O. Meek, Dan C. Simons, and Kimberly G. Walker.
(2)	Ratification of the selection of KPMG LLP as the Company’s independent public accountant for 2010. The proposal received the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes

72,783,355	837,541	1,087,178	0
Based on the votes set forth above, the appointment of KPMG LLP as the independent public accounting firm to serve for 2010 was duly ratified by the shareholders.
(3)	Shareholder proposal requesting necessary steps to cause the annual election of all directors. The proposal received the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes

28,244,871	34,768,321	1,555,488	10,139,394
Based on the votes set forth above, the proposal to cause the annual election of all directors did not pass.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE BANCSHARES, INC.
	By:	/s/ Jeffery D. Aberdeen
Jeffery D. Aberdeen
Date: April 21, 2010		Controller (Chief Accounting Officer)